EXHIBIT 24.1

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 656,250 shares of Common Stock of the Company by holders of those certain Representative's Warrants issued by the Company on June 16, 1994, and any and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                              Title                            Date


/s/ HARLAND C. STONECIPHER             Chairman of the              May 15, 1995
Harland C. Stonecipher                 Board of Directors
                                       and Chief Executive
                                       Officer

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 656,250 shares of Common Stock of the Company by holders of those certain Representative's Warrants issued by the Company on June 16, 1994, and any and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                              Title                          Date


/s/ RANDY HARP                         Chief Financial              May 15, 1995
Randy Harp                             Officer and
                                       Director

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Randy Harp, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 656,250 shares of Common Stock of the Company by holders of those certain Representative's Warrants issued by the Company on June 16, 1994, and any and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                              Title                           Date


/s/ KATHLEEN S. PINSON                 Vice President,              May 15, 1995
Kathleen S. Pinson                     Controller and
                                       Director

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher, Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 656,250 shares of Common Stock of the Company by holders of those certain Representative's Warrants issued by the Company on June 16, 1994, and any and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                             Title                            Date


/s/ JACK MILDREN                      President                     May 15, 1995
Jack Mildren                          and Director


/s/ WILBURN L. SMITH                  Director                      May 15, 1995
Wilburn L. Smith


/s/ CHARLES H. WALLS                  Director                      May 15, 1995
Charles H. Walls


/s/ PETER K. GRUNEBAUM                Director                      May 15, 1995
Peter K. Grunebaum